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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K
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                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) October 8, 2007
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                            SPRINT NEXTEL CORPORATION
             (Exact name of Registrant as specified in its charter)
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         Kansas                     1-04721                 48-0457967
(State of Incorporation)    (Commission File Number)     (I.R.S. Employer
                                                        Identification No.)


  2001 Edmund Halley Drive, Reston, Virginia                   20191
   (Address of principal executive offices)                  (Zip Code)


        Registrant's telephone number, including area code (703) 433-4000

          (Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

____ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

____ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

____ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

____ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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Item 5.02 Departure of Directors or Certain Officers; Election of Directors;
Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Sprint Nextel Corporation ("Sprint Nextel") announced that effective October 8, 2007 Gary Forsee is stepping down as the company's chairman, president and chief executive officer and is resigning from the Sprint Nextel Board of Directors effective immediately. For purposes of Mr. Forsee's employment agreement, the termination date will be January 1, 2008, and the severance benefits to which he is entitled under his employment agreement shall be determined and commence as of that date.

Sprint Nextel also announced that James Hance Jr., a member of the Sprint Nextel Board of Directors, will assume the role of acting non-executive chairman of the Board. It also announced that Paul Saleh, current chief financial officer of Sprint Nextel, will serve as acting chief executive officer of Sprint Nextel until a permanent replacement for Mr. Forsee is named. In addition, Sprint Nextel announced that, with Mr. Hance serving in the position of non-executive chairman, the position of lead independent director, held by Irvine Hockaday, will be combined with that role, but that Mr. Hockaday will remain a member of the Board.

The information under the caption "Additional Background on Hance and Saleh" in the press release furnished as Exhibit 99.1 is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On October 8, 2007, Sprint Nextel issued a press release regarding the matters described in Item 5.02 above. Sprint Nextel also announced that it expects to report a net loss of approximately 337,000 post-paid subscribers in the third quarter 2007. In addition, Sprint Nextel announced that both adjusted OIBDA and consolidated operating revenue for 2007 are expected to be slightly below the range of previously provided guidance of $11.0 to $11.5 billion of adjusted OIBDA and $41 to $42 billion of consolidated operating revenue.

A copy of the press release announcing these actions is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(c)     Exhibits

The following exhibit is furnished with this report:

Exhibit No.        Description

   99.1            Press Release dated October 8, 2007


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        SPRINT NEXTEL CORPORATION


Date:  October 12, 2007


                                        /s/ Richard A. Montfort
                                   By:  Richard A. Montfort
                                        Assistant Secretary


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                                  EXHIBIT INDEX


Number          Exhibit

 99.1           Press Release dated October 8, 2007